STOCK ESCROW AGREEMENT


      STOCK ESCROW AGREEMENT, dated as of , 2005 ("Agreement"), by and among Key Hospitality Acquisition Corporation, a Delaware corporation ("Company"), and the undersigned parties listed under Initial Stockholders on the signature page hereto (collectively, the "Initial Stockholders") and Continental Stock Transfer & Trust Company, a New York corporation ("Escrow Agent").

      WHEREAS, the Company has entered into an Underwriting Agreement, dated , 2005 ("Underwriting Agreement"), with Maxim Group LLC ("Maxim") acting as representative of the several underwriters (collectively with Maxim, the "Underwriters"), pursuant to which, among other matters, the Underwriters have agreed to purchase 12,000,000 units ("Units") of the Company. Each Unit consists of one share of the Company's common stock, par value $.001 per share ("Common Stock"), and one Warrant, with each Warrant granting the holder thereof the right to purchase one share of Common Stock, all as more fully described in the Company's final Prospectus, dated , 2005 ("Prospectus") comprising part of the Company's Registration Statement on Form S-1 (File No. 333-______) under the Securities Act of 1933, as amended ("Registration Statement"), declared effective on , 2005 ("Effective Date").

      WHEREAS, the Initial Stockholders have agreed as a condition of the sale of the Units to deposit their shares of Common Stock, as set forth opposite their respective names in Exhibit A attached hereto (collectively "Escrow Shares"), in escrow as hereinafter provided.


      WHEREAS, the Company and the Initial Stockholders desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.


      NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:


      1. Appointment of Escrow Agent. The Company and the Initial Stockholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.


      2. Deposit of Escrow Shares. On or before the Effective Date, each of the Initial Stockholders shall deliver to the Escrow Agent certificates representing his respective Escrow Shares, to be held and disbursed subject to the terms and conditions of this Agreement. Each Initial Stockholder acknowledges that the certificate representing his Escrow Shares is legended to reflect the deposit of such Escrow Shares under this Agreement.


      3. Disbursement of the Escrow Shares. The Escrow Agent shall hold the Escrow Shares until the third anniversary of the Effective Date ("Escrow Period"), on which date it shall, upon written instructions from each Initial Stockholder, disburse each of the Initial Stockholder's Escrow Shares to such Initial Stockholder; provided, however, that if the Escrow Agent is notified by the Company pursuant to Section 6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then the Escrow Agent shall promptly destroy the certificates representing the Escrow Shares; provided further, however, that if, after the Company consummates a Business Combination (as such term is defined in the Registration Statement), it (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders of such entity having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow Agent will, upon receipt of a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, in form reasonably acceptable to the Escrow Agent, that such transaction is then being consummated, release the Escrow Shares to the Initial Stockholders upon consummation of the transaction so that they can similarly participate. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow Shares in accordance with this Section 3.

      4. Rights of Initial Stockholders in Escrow Shares.

      4.1 Voting Rights as a Stockholder. Subject to the terms of the Insider Letter described in Section 4.4 hereof and except as herein provided, the Initial Stockholders shall retain all of their rights as stockholders of the Company during the Escrow Period, including, without limitation, the right to vote such shares.

      4.2 Dividends and Other Distributions in Respect of the Escrow Shares. During the Escrow Period, all dividends payable in cash with respect to the Escrow Shares shall be paid to the Initial Stockholders, but all dividends payable in stock or other non-cash property ("Non-Cash Dividends") shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term "Escrow Shares" shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

      4.3 Restrictions on Transfer. During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the Escrow Shares except (i) by gift to a member of Initial Stockholder's immediate family or to a trust, the beneficiary of which is an Initial Stockholder or a member of an Initial Stockholder's immediate family, (ii) by virtue of the laws of descent and distribution upon death of any Initial Stockholder, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by the Initial Stockholder transferring the Escrow Shares. During the Escrow Period, the Initial Stockholders shall not pledge or grant a security interest in the Escrow Shares or grant a security interest in their rights under this Agreement.

      4.4 Insider Letters. Each of the Initial Stockholders has executed a letter agreement with Maxim and the Company, dated as indicated on Exhibit A hereto, and which is filed as an exhibit to the Registration Statement ("Insider Letter"), respecting the rights and obligations of such Initial Stockholder in certain events, including but not limited to the liquidation of the Company.

      5. Concerning the Escrow Agent.

      5.1 Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

      5.2 Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.


      5.3 Compensation. The Escrow Agent shall be entitled to the compensation from the Company set forth on Exhibit B attached hereto for all services rendered by the Escrow Agent hereunder. The Escrow Agent shall also be entitled to reimbursement from the Company for all documented expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.


      5.4 Further Assurances. From time to time on and after the date hereof, the Company and the Initial Stockholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.


      5.5 Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective only at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Escrow Shares held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may submit an application to have the Escrow Shares deposited with the United States District Court for the Southern District of New York and upon such deposit, the Escrow Agent shall be immune from any liability whatsoever.

      5.6 Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the Company and a majority of the Initial Stockholders, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 5.5.

      5.7 Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

      6. Miscellaneous.

      6.1 Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, with regard to the conflicts of laws principals thereof.

      6.2 Third Party Beneficiaries. Each of the Initial Stockholders, the Company and the Escrow Agent hereby specifically acknowledges and agrees that the Underwriters are third party beneficiaries of this Agreement and this Agreement may not be modified or changed without the prior written consent of Maxim.

      6.3 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to be charged.

      6.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

      6.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

      6.6 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally, by facsimile transmission (followed by regular mail delivery) or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or by facsimile or, if mailed, two days after the date of mailing, as follows:


If to the Company, to:

Key Hospitality Acquisition Corporation
1775 Broadway, Suite 604
New York, New York 10019
Attn:   Chairman
Fax No: ______________________


If to a Stockholder, to the address and fax number set forth on Exhibit A.

and if to the Escrow Agent, to:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:   Chairman
Fax No: ______________________


A copy of any notice sent hereunder shall be sent to:


Mintz Levin Cohn Ferris Glovsky and Popeo, PC
666 Third Avenue
New York, New York 10017
Attn:   Kenneth R. Koch, Esq.
Fax No: (212) 983-3115

and:

Maxim Group LLC
405 Lexington Ave.
New York, New York 10174
Attn: Clifford A. Teller
Fax No: (212) 895-3783
and:

Ellenoff Grossman & Schole LLP
370 Lexington Ave.
New York, New York 10017
Attn:       Douglas S. Ellenoff, Esq.
Fax No: (212) 370-7889


The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.


      6.7 Liquidation of Company. The Company shall give the Escrow Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business combination within the time period(s) specified in the Prospectus.

      6.8 Counterparts. This Agreement may be executed in several counterparts, each one of which may be delivered by facsimile transmission and each of which shall constitute an original, and together shall constitute but one instrument.


                            [signature page follows]

WITNESS the execution of this Agreement as of the date first above written.


                       KEY HOSPITALITY ACQUISITION CORPORATION


                       By:
                          ---------------------------------------
                            [Name], [Title]


                       INITIAL STOCKHOLDERS:


                       -----------------------------------
                       Jeffrey and Mary Beth Davidson


                       -----------------------------------
                       Udi Toledano


                       -----------------------------------
                       Janet Toledano



                       Trust F/B/O Alexander & Anna Toledano DTD 9/2/93


                       -----------------------------------
                       Name:
                       Title:



                       -----------------------------------
                       Rick Davidson




                       -----------------------------------
                       Glyn F. Aeppel

                       -----------------------------------
                       W. Thomas Parrington

                       -----------------------------------
                       Stephen B. Siegel


                       -----------------------------------
                       Burton Koffman

                       -----------------------------------
                       Robert and Laurie Chefitz


                       -----------------------------------
                       Michael Signorelli






                       CONTINENTAL STOCK TRANSFER
                         & TRUST COMPANY


                       By:
                           -----------------------------------------
                           Name:
                           Title:

                                    EXHIBIT A


Name and Address of                                                      Number               Stock               Date of
Initial Stockholder                                                    of Shares        Certificate Number     Insider Letter
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey and Mary Beth Davidson
[add in address and fax]                                                1,197,500
---------------------------------------------------------------------------------------------------------------------------------
Udi Toledano
[add in address and fax]                                                  500,000
---------------------------------------------------------------------------------------------------------------------------------
Janet Toledano
[add in address and fax]                                                  300,000
---------------------------------------------------------------------------------------------------------------------------------
Trust F/B/O Alexander & Anna Toledano DTD 9/2/93
[add in address and fax]                                                  160,000
---------------------------------------------------------------------------------------------------------------------------------
Rick Davidson
[add in address and fax]                                                   62,500
---------------------------------------------------------------------------------------------------------------------------------
Glyn F. Aeppel
[add in address and fax]                                                  150,000
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Parrington
[add in address and fax]                                                  150,000
---------------------------------------------------------------------------------------------------------------------------------
Stephen B. Siegel
[add in address and fax]                                                  150,000
---------------------------------------------------------------------------------------------------------------------------------
Robert and Laurie Chefitz
[add in address and fax]                                                  150,000
---------------------------------------------------------------------------------------------------------------------------------
Burton Koffman
[add in address and fax]                                                   80,000
---------------------------------------------------------------------------------------------------------------------------------
Michael Signorelli
[add in address and fax]                                                  100,000
---------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                Escrow Agent Fees

                                [to be provided]